UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20808 State Hwy 71 W, Unit B Spicewood, Texas	78669
(Address of Principal Executive Offices)	(Zip Code)

(737) 309-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $230.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 8.01. Other Events.

Memorandum of Understanding

On February 15, 2024, the Lottery.com, Inc. (the “Company” or “Lottery.com”) entered into a Memorandum of Understanding (the “MOU”) with S&MI Ltd. (“SportLocker.com”), whereby Lottery.com has agreed to pay the shareholders of S&MI Ltd. a total of $1,000,000 USD in restricted common stock at a valuation of $3.00 per share. The first payment of $150,000 USD in Lottery.com restricted common stock (50,000 shares) shall be paid not later than June 15, 2024. The remaining payments in restricted common stock to the shareholders of S&MI Ltd. by the Company will be: (i) a second payment of $212,500 USD (70,833 shares) due on or before August 14, 2024; (ii) a third payment, of $212,500 USD (70,833 shares) due on or before November 12, 2024; (iii) a fourth payment of $212,500 USD (70,833 shares) due on or before February 10, 2025; and (vi) a final fifth payment of $212,500 USD (70,834 shares) due on or before May 16, 2025. The terms and conditions set forth in the MOU shall be incorporated into a definitive agreement to be entered into by the parties with a Closing Date on or before April 15, 2024.

In addition, the Company has agreed to make available to the business of SportLocker.com, cash, media credits or combination thereof over the twelve months following the Closing Date as additional capital investment into the business plan, to facilitate brand awareness, user acquisition and general performance marketing and promotion, influencer and subscription campaigns and branding activities of S&MI’s streaming and social engagement, subject to the Company successfully raising a minimum of new capital.

The above described MOU will be qualified in its entirety by the forms that will be filed and attached as exhibits to the Company’s forthcoming 10-K.

Exhibit No.	Description
99.1	Press Release Dated February 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com, Inc.

	By:	/s/ Matthew McGahan
	Name:	Matthew McGahan
	Title:	Chief Executive Officer

February 21, 2024